EXHIBIT 25.1
                                                                    ------------

                                    FORM T-1

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

         Statement of eligibility under the Trust Indenture Act of 1939 of a corporation designated to act as Trustee

          CHECK IF AN APPLICATION TO DETERMINE ELIGIBILITY OF A TRUSTEE
                         PURSUANT TO SECTION 305(b)(2) X
                                                      -----

                    BANKERS TRUST COMPANY OF CALIFORNIA, N.A.
                    -----------------------------------------
               (Exact name of trustee as specified in its charter)

                                       N/A
                                       ---
   (Jurisdiction of incorporation or organization if not a U.S. national bank)

                                   13-3347003
                                   ----------
                      (I.R.S. Employer Identification No.)

                 300 SOUTH GRAND AVENUE, LOS ANGELES, CALIFORNIA
                 -----------------------------------------------
                    (Address of principal executive offices)

                                      90071
                                      -----
                                   (Zip Code)

                                       N/A
                                       ---
            (Name, address and telephone number of agent for service)

                                IMH ASSETS CORP.
                                ----------------
               (Exact name of obligor as specified in its charter)

                                   CALIFORNIA
                                   ----------
         (State or other jurisdiction of Incorporation or organization)

                                   33-0705301
                                   ----------
                      (I.R.S. Employer Identification No.)

               20371 IRVINE AVENUE, SANTA ANA HEIGHTS, CALIFORNIA
               --------------------------------------------------
                    (Address of principal executive offices)

                                      92707
                                      -----
                                   (Zip Code)

          IMH ASSETS CORP. COLLATERALIZED MORTGAGE BONDS, SERIES 1996-1
          -------------------------------------------------------------
                       (Title of the indenture securities)

Item 1.  General Information.

                  Furnish the following information as to the trustee:

         (a) Name and address of each examining or supervising authority to which it is subject.

         NAME                                       ADDRESS
         ----                                       -------

         Office of the Comptroller                  1114 Avenue of the Americas
         of the Currency                            Suite 3900
                                                    New York, New York 10036

         (b)      Whether it is authorized to exercise corporate trust powers.

                  Yes.

Item 2.  Affiliations with Obligor

                  If the obligor is an affiliate of the trustee, describe each such affiliation.

                  None.

Item 16.          List of Exhibits

                  Exhibit 1 -
                           Articles of Association as amended on July 29, 1994. (Hereby incorporated herein by reference as Exhibit 1 to the Form T-1 filed with Amendment No. 1 to Delta Funding Corp.'s Registration Statement on Form S-3 filed with the Securities and Exchange Commission on August 5, 1996 under Commission File Number 333-3418.)

                  Exhibit 2 -
                           Certificate of the Comptroller of the Currency dated July 18, 1996. (Hereby incorporated herein by reference as Exhibit 2 to the Form T-1 filed with Amendment No. 1 to Delta Funding Corp.'s Registration Statement on Form S-3 filed with the Securities and Exchange Commission on August 5, 1996 under Commission File Number 333-
                           3418.)

                  Exhibit 3 -
                           Certification of Fiduciary Powers dated July 18, 1996. (Hereby incorporated herein by reference as Exhibit 3 to the Form T-1 filed with Amendment No. 1 to Delta Funding Corp.'s Registration Statement on Form S-3 filed with the Securities and Exchange

                           Commission on August 5, 1996 under Commission File Number 333- 3418.)

                  Exhibit 4 -
                           Existing By-Laws of Bankers Trust Company of
                           California, N.A. as amended on April 19, 1996. (Hereby incorporated herein by reference as Exhibit 4 to the From T-1 filed with Amendment No. 1 to Delta Funding Corp.'s Registration Statement on Form S-3 filed with the Securities and Exchange Commission on August 5, 1996 under Commission File Number 333-3418.)

                  Exhibit 5 -
                           Not Applicable.

                  Exhibit 6 -
                           Consent of Bankers Trust Company of California, N.A. required by Section 321(b) of the Act.

                  Exhibit 7 -
                           Reports of Condition of Bankers Trust Company of California, N.A., dated as of March 31, 1996. (Hereby incorporated herein by reference as Exhibit 7 to the Form T-1 filed with Amendment No. 1 to Delta Funding Corp.'s Registration Statement on Form S-3 filed with the Securities and Exchange Commission on August 5, 1996 under Commission File Number 333-3418.)

                  Exhibit 8 -
                           Not Applicable.

                  Exhibit 9 -
                           Not Applicable.

                                    SIGNATURE

         Pursuant to the requirements of the Trust Indenture Act of 1939 the trustee, Bankers Trust Company of California, N.A., a national banking association, organized and existing under the laws of the United States, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in the city of Irvine, and State of California, on the 19th day of August, 1996.


                                       Bankers Trust Company
                                       of California, N.A.

                                       By: /s/ Judy L. Gomez
                                       ---------------------
                                               Judy L. Gomez
                                               Assistant Vice President

                                    EXHIBIT 6


                               CONSENT OF TRUSTEE

Pursuant to the requirements of Section 321(b) of the Trust Indenture Act of 1939 in connection with the proposed issue by IMH Assets Corp. of its Collateralized Mortgage Bonds, Series 1996-1, we hereby consent that reports of examination by Federal, State, Territorial or District authorities may be furnished by such authorities to the Securities and Exchange Commission upon request therefor.


                                       Bankers Trust Company
                                       of California, N.A.

                                       By: /s/ Judy L. Gomez
                                       ---------------------
                                               Judy L. Gomez
                                               Assistant Vice President

Dated:  August 19, 1996